UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2020, Casella Waste Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) in connection with a proposed public offering by the Company of shares of the Company’s Class A common stock. The Preliminary Prospectus Supplement contains a preliminary estimated range of unaudited financial results of the Company for the three and nine months ended September 30, 2020. Such preliminary financial results are furnished in Exhibit 99.1 to this report and incorporated herein by reference.

The Company has not yet finalized its financial results for the three and nine months ended September 30, 2020. The preliminary estimated financial results have been prepared by, and are the responsibility of management, based upon information available to the Company as of October 19, 2020. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary estimated financial results, nor have they expressed any opinion or any other form of assurance on the preliminary estimated financial results. The preliminary estimated financial results relating to the three and nine months ended September 30, 2020 are subject to adjustment as a result of the completion of the Company’s financial statements, and the Company’s actual results may differ materially from the preliminary estimated results.

The Company is furnishing the information contained in Item 2.02 of this report, including Exhibit 99.1 attached hereto, pursuant to Item 2.02 of Form 8-K promulgated by the SEC. Such information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As noted above, on October 20, 2020, the Company filed the Preliminary Prospectus Supplement with the SEC in connection with a proposed public offering by the Company of shares of the Company’s Class A common stock. The Preliminary Prospectus Supplement contains updated information with respect to certain aspects of the Company’s business and certain updated risk factors. Accordingly, the Company is filing this information with this report under the Exchange Act for the purpose of updating the disclosures contained in the Company’s prior filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 21, 2020, the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020, filed with the SEC on May 8, 2020, and the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2020, filed with the SEC on August 4, 2020. The updated disclosure is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Company’s Class A common stock nor shall there be any offer, solicitation or sale of the Company’s Class A common stock in any state in which such offer, solicitation or sale would be unlawful.

Safe Harbor Statement

Certain matters discussed in this Current Report on Form 8-K and the exhibits attached hereto, including, but not limited to, the statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the preliminary estimated financial results for the three and nine months ended September 30, 2020; the completion of the proposed public offering; the Company’s financial performance, financial condition, operations and services, prospects, and growth strategies, are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. There can be no assurance that the Company will be able to complete the proposed offering and the Company cannot guarantee that it actually will achieve the plans, intentions or expectations disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: risks and uncertainties relating to the satisfaction of customary closing conditions related to the proposed public offering and the impact of general economic, industry or political conditions in the United States or internationally. Additional risks and uncertainties relating to the proposed offering, the Company and its business are discussed in the Preliminary Prospectus Supplement. There are a number of other important risks and uncertainties that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020 and June 30, 2020, and in other filings that the Company may make with the SEC in the future. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Preliminary Financial Results – Three and Nine Months Ended September 30, 2020.

99.2	Updated Business Disclosure.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.**

101.CAL	Inline XBRL Taxonomy Calculation Linkbase Document.**

101.LAB	Inline XBRL Taxonomy Label Linkbase Document.**

101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document.**

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.**

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

**	Submitted Electronically Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: October 20, 2020	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer